Reserves	12 Months Ended
Dec. 31, 2017
Reserves [Abstract]
Reserves

14. Reserves

Share-based payment reserve

The share-based payment reserve records items recognized as stock-based compensation expense and other share-based payments until such time that the stock options or warrants are exercised, at which time the corresponding amount will be transferred to share capital. If the options, or warrants expire unexercised, the amount remains in the share-based payment reserve account.

Equity component reserve

The equity payment reserve records items recognized as the equity component of convertible loans until such time that the loans are converted, at which time the corresponding amount will be transferred to share capital. If the loans are repaid, the amount remains in the equity payment reserve account.